                                                                 EXHIBIT (a)(3)
       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

   If you are in any doubt as to the action to be taken, you should seek your own financial advice immediately from your own appropriately authorized independent financial advisor. If you have sold or transferred all of your registered holdings of shares (as defined below), please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                       Tender of Shares of Common Stock

                                      of

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                                      to

                            TAHOE ACQUISITION CORP.
                         a wholly owned subsidiary of
                          AGILENT TECHNOLOGIES, INC.
                   (Not to be used for Signature Guarantees)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, JANUARY 4, 2001, UNLESS THE OFFER IS EXTENDED.

  As set forth under Section 3--"Procedure for Tendering Shares" in the Offer to Purchase, dated December 6, 2000, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates (the "Certificates") representing shares of common stock, $0.001 par value (the "Shares"), of Objective Systems Integrators, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if the procedures for Book-Entry Transfer cannot be completed on a timely basis or (iii) time will not permit Certificates and all other required documents to reach Computershare (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier or transmittal by facsimile transmission to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under
Section 3--"Procedure for Tendering Shares".

                       The Depositary for the Offer is:
                             [Computershare Logo]

                     By Hand:                              By Overnight Delivery:
     Computershare Trust Company of New York       Computershare Trust Company of New York
                Wall Street Plaza                             Wall Street Plaza
            88 Pine Street, 19th Floor                   88 Pine Street, 19th Floor
                New York, NY 10005                           New York, NY 10005

                     By Mail:                            By Facsimile Transmission:
     Computershare Trust Company of New York          (For Eligible Institutions Only)
               Wall Street Station                             (212) 701-7636
                  P.O. Box 1010
             New York, NY 10268-1010

                             Confirm Facsimile Transmission:
                                    By Telephone Only:
                                      (212) 701-7624

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Tahoe Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Agilent Technologies, Inc. ("Parent"), a Delaware corporation upon the terms and subject to the conditions set forth in Merger Sub's Offer to Purchase dated December 6, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, $0.001 par value (the "Common Stock" or the "Shares"), of Objective Systems Integrators, Inc., a Delaware corporation (the "Company"), pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s) __________________________________________________________________

Name(s) of Record Holder(s) ___________________________________________________
                             Please Print or Type

Number of Shares ______________________________________________________________

Certificate No.(s) (If Available) _____________________________________________

Dated           ,

Address(es) ___________________________________________________________________
                                                                     Zip Code

Area Code and Tel. No.(s) _____________________________________________________

Taxpayer Identification or Social Security Number _____________________________

Check box if Shares will be tendered by Book-Entry Transfer: [_]

Account Number ________________________________________________________________

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED


                                   GUARANTEE

                    (Not to Be Used for Signature Guarantee)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

 ______________________________________________________________________________
                                  Name of Firm

 ______________________________________________________________________________
                                    Address

 ______________________________________________________________________________
                                                                     Zip Code

 Area Code and Tel. No. _______________________________________________________

 ______________________________________________________________________________
                              Authorized Signature

 Name _________________________________________________________________________
                              Please Print or Type

 Title ________________________________________________________________________

 Date           ,

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                       3